SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 2, 2009

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 2, 2009, the Registrant completed the sale of its CBI Services and Fairfax Identity Laboratories divisions (collectively, the “Divisions”) to Bostwick Laboratories, Inc. a Delaware corporation (the “Purchaser”), pursuant to the terms of an Asset Purchase Agreement dated July 16, 2009, which was filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 22, 2009. Prior to the sale of the Divisions, the Registrant and its affiliates did not have any relationship of a material nature with the Purchaser. The material terms of the transaction are described in the Registrant’s Current Report on Form 8-K filed on July 22, 2009.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/S/ RICHARD J. FREER, PH.D.
Richard J. Freer, Ph.D.
Chief Operating Officer

Dated: November 6, 2009